Offerings - Offering: 1	Dec. 01, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Senior Unsecured Notes
Amount Registered | shares	15,836,000
Maximum Aggregate Offering Price	$ 15,836,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 2,186.95
Offering Note	The prospectus supplement to which this exhibit is attached is a final prospectus for the related offering. The maximum amount of that offering is $15,836,000.